UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 3, 2010
MERCANTILE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32434 (Commission File Number)	37-1149138 (I.R.S. Employer Identification No.)
200 North 33rd Street, Quincy, Illinois 62301
(Address of Principal Executive Offices) (Zip Code)
(217) 223-7300
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     On November 3, 2010, Mercantile Bancorp, Inc. (the “Company”) issued a press release announcing it would terminate its shareholder rights offering without acceptance of any of the subscriptions exercised thereunder. The rights offering expired on October 29, 2010.
     Details of the offering and risk factors are provided in the Company’s Registration Statement filed with the SEC.
     The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Exhibits
     (c) Exhibits:

Exhibit
Number	Description
99.1	Press Release issued by Mercantile Bancorp, Inc. dated November 3, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bancorp, Inc.
	By:	/s/ Ted T. Awerkamp
		Name:	Ted T. Awerkamp
Date: November 3, 2010		Title:	President and Chief Executive Officer

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